UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
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
         |_|      Preliminary Proxy Statement                             |_|   Confidential, For Use of the
         | |      Definitive Proxy Statement                                    Commission Only (as permitted by
         |X|      Definitive Additional Materials                               Rule 14a-6(e)(2)
         |_|      Soliciting Material Pursuant to Rule 14a-12

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                            VALENCE TECHNOLOGY, INC.
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                (Name of Registrant as Specified in Its Charter)

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                            VALENCE TECHNOLOGY, INC.
                            6504 Bridge Point Parkway
                                    Suite 415
                               Austin, Texas 78730

                  _____________________________________________

                          SUPPLEMENT TO PROXY STATEMENT
                              DATED OCTOBER 6, 2005


                                October 17, 2005

                  _____________________________________________


Dear Stockholders:

     Enclosed in this package is a Notice of Annual Meeting of Stockholders to be held November 9, 2005 and the accompanying proxy statement dated October 6, 2005. This supplement to our proxy statement corrects printing errors to information in the accompanying proxy statement. The information contained below supplements the information contained in the accompanying proxy statement.

     The accompanying proxy statement incorrectly identifies Mr. Carl E. Berg as an independent director. On October 17, 2005, our board of directors determined that Mr. Berg is no longer an "independent director" as defined by the Nasdaq Marketplace Rules.

     Additionally, the accompanying proxy statement does not identify Mr. Vassilis G. Keramidas as a member of our compensation committee. Mr. Keramidas was appointed to our compensation committee along with Mr. Carl E. Berg and Mr. Alan F. Shugart on October 17, 2005. Each of Messrs. Keramidas and Shugart is independent within the meaning of the applicable Nasdaq listing standards. Pursuant to the Nasdaq Marketplace Rules, a company's board of directors is allowed to appoint one non-independent director to serve up to two years as a member of its compensation committee. To qualify as a non-independent member of our compensation committee under the "exceptional and limited circumstances rule", among other things, neither the director or their family members can currently be one of our officers or employees. Our board of directors has determined that it is in our best interests and the best interests of our stockholders to appoint Mr. Berg to our compensation committee under the exceptional and limited circumstances exception to the independence requirements as Mr. Berg possesses valuable business acumen, maintains a wealth of knowledge about us, our operations, our business objectives and goals, and is the largest beneficial owner of our stock.

     The information provided above corrects information set forth on pages 4, 6, and 14 of the accompanying proxy statement.



                                           VALENCE TECHNOLOGY, INC.